UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2016 (December 14, 2015)

Blue Sphere Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-55127	98-0550257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 McCullough Drive, 4th Floor, Charlotte, North Carolina 28262

(Address of principal executive offices)  (Zip Code)

704-909-2806

(Registrant’s telephone number, including area code)

_____________________________________________________

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report, all references to the terms “we”, “us”, “our”, “Blue Sphere” or the “Company” refer to Blue Sphere Corporation and its wholly-owned subsidiaries, unless the context clearly requires otherwise.

Item 2.01

Completion of Acquisition or Disposition of Assets.

On December 17, 2015, we filed a Current Report on Form 8-K (the “Initial Report”) to report the acquisition of one hundred percent (100%) of the share capital of Agricerere S.r.l., Agrielektra S.r.l., Agrisorse S.r.l. and Gefa S.r.l. (each, an “SPV” and collectively, the “SPVs”) by our indirect wholly-owned subsidiary, Bluesphere Pavia. The information in Item 2.01 of the Initial Report is incorporated herein by reference.

This Current Report on Form 8-K/A is being filed to provide certain financial statements and pro forma information of the SPVs required by Item 9.01 of Form 8-K.

Item 9.01

Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of the SPVs as of and for the years ended December 31, 2014 and 2013, and the notes and independent auditors’ report related thereto, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited financial statements of the SPVs as of and for the nine months ended September 30, 2015, and the unaudited notes related thereto, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2015 has been prepared to present the Company’s financial position as if the acquisition of the SPVs had occurred on September 30, 2015. The unaudited pro forma condensed combined statements of operations for the fiscal year ended September 30, 2015 has been prepared to present the Company’s results of operations as if the acquisition of the SPVs had occurred on October 1, 2014. The unaudited condensed combined pro forma financial information is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits.

99.1	Audited financial statements of Agricerere S.r.l., Agrielektra S.r.l., Agrisorse S.r.l. and Gefa S.r.l.as of and for the years ended December 31, 2014 and 2013
99.2	Unaudited financial statements of Agricerere S.r.l., Agrielektra S.r.l., Agrisorse S.r.l. and Gefa S.r.l.as of and for the nine months ended September 30, 2015
99.3	Unaudited pro forma condensed combined financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Sphere Corporation

Dated:	April 21, 2016	By:	/s/ Shlomi Palas
		Name:	Shlomi Palas
		Title:	President and Chief Executive Officer